                                                                  EXHIBIT 10.16

                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

            STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET
               (Do not use this form for Multi-Tenant Property)

1. Basic Provisions ("Basic Provisions")

   1.1 Parties: This Lease ("Lease"), dated for reference purposes only, July 1, 1996 is made by and between CNH, LLC, a California limited liability company ("Lessor") and Powerwave Technologies, Inc., a Delaware corporation ("Lessee"), (collectively the "Parties," or individually a "Party").

   1.2 Premises: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known by the street address of 2026 McGaw Avenue located in the County of Orange, State of California, and generally described as (describe briefly the nature of the property) All of an approximately 105,120 square foot freestanding industrial building, as shown on Exhibit A and the land underlying such building legally described on Exhibit B attached hereto ("Premises"). (See Paragraph 2 for further provisions.)

   1.3 Term: Ten (10) years and 0 months ("Original Term") commencing July 16, 1996 ("Commencement Date") and ending July 15, 2006 ("Expiration Date"). (See Paragraph 3 for further provisions.)

   1.4 Early Possession:                                ("Early Possession
Date"). (See Paragraphs 3.2 and 3.3 for further provisions.)

   1.5 Base Rent: $58,687.20 per month ("Base Rent"), payable on the first (1st) day of each month commencing August 1, 1996. (See Paragraph 4 for further provisions.)

[x] if this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

   1.6 Base Rent Paid Upon Execution: $29,343.60 as Base Rent for the period July 16, 1996 - July 31, 1996.

   1.7 Security Deposit: $58,687.20 ("Security Deposit"). (See Paragraph 5 for further provisions.)

   1.8 Permitted Use: Designing, manufacturing, assembling, warehousing, distributing and shipping of electronic devices. (See Paragraph 6 for further provisions.)

   1.9 Insuring Party: Lessee is the "Insuring Party". (See Paragraph 8 for further provisions.)

   1.10 Real Estate Brokers: The following real estate brokers (collectively, the "Brokers") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):

none represents

[ ] Lessor exclusively ("Lessor's Broker"); [ ] both Lessor and Lessee, and none represents

[ ] Lessee exclusively ("Lessee's Broker"); [ ] both Lessee and Lessor. (See Paragraph 15 for further provisions.)

   1.12 Addends: Attached hereto is an Addendum or Addenda consisting of Paragraphs 49 through 64, and Exhibits A, B and C all of which constitute a part of this Lease.

2. Premises.

  2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental, is an approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less.

  2.2 Condition. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, fire sprinkler system, lighting, air conditioning, heating, and loading doors, if any, in the Premises, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense.

  2.3 Compliance with Covenants, Restrictions and Building Code. Lessor warrants to Lessee that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranty, Lessor shall, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense.

3. Term.

  3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

4.   RENT.

     4.1 BASE RENT. Lessee shall cause payment of Base Rent and other rent or charges, as the same may be adjusted from time to time, to be received by Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit moneys with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment or any moneys to be paid by Lessee under this Lease.

6.   USE.

     6.1 USE. Lessee shall use and occupy the Premises only for the purposes set forth in Paragraph 1.8. or any other use which is comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to, neighboring premises of properties. Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessees assignees or subtenants, and by prospective assignees and subtenants of the Lessee, its assignees and subtenants, for a modification of said permitted purpose for which the premises may be used or occupied, so long as the same will not impair the structural integrity of the improvements on the Premises, the mechanical or electrical systems therin, is not significantly more burdensome to the Premises and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

     6.2  HAZARDOUS SUBSTANCES.

          (a) REPORTABLE USES REQUIRE CONSENT. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in, on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Law (as defined in Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Reportable Use shall also include Lessee's being responsible for the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Law requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but incompliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of Lessee's business permitted on the Premises, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to the use or presence of any Hazardous Substance, activity or storage tank by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefrom or therefor, including, but not limited to the installation (and removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

          (b) DUTY TO INFORM LESSOR. If Lessee knows or has reasonable cause to believe that a Hazardous Substance or a condition involving or resulting from same has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor. Lessee shall immediately give written notice of such fact to Lessor. Lessee shall also immediately give Lessor a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of or exposure to any Hazardous Substance or contamination in, on, or about the Premises, including but not limited to all such documents as may be involved in any Reportable Uses involving the Premises.

          (c) INDEMNIFICATION. Lessee shall indemnity, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorney's and consultant's fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises by or for Lessee or under Lessee's control. Lessee's obligations under this Paragraph 6 shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered "(provided, however, with respect to contamination or injuries suffered by Lessee, Lessee shall only be liable as provided in this Paragraph 6.2(c) to the extent Lessee can reasonably prevent such contamination or injury)" by Lessee, and the cost of investigation (including consultant's and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing at the time of such agreement.

          6.3 LESSEE'S COMPLIANCE WITH LAW. Except as otherwise provided in this Lease, Lessee, shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Law," which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, easements and restriction of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, application, reports and certificates, evidencing Lessee's compliance with any Applicable Law specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law.

          6.4 INSPECTION; COMPLIANCE. Lessor and Lessor's Lender(s) (as defined in Paragraph 8.3(a)) shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times "upon at least one (1) business day's prior notice" for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Laws (as defined in Paragraph 6.3), and to employ experts and/or consultants in connection therewith and/or to advise Lessor with respect to Lessee's activities, including but not limited to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease, violation of Applicable Law, or a contamination, caused or materially contributed to by Lessee is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination by Lessee. In any such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspection.

7. MAINTENANCE; REPAIRS; UTILITY INSTALLATIONS; TRADE FIXTURES; AND ALTERATIONS.

    7.1  LESSEE'S OBLIGATIONS.

         (a) Subject to the provisions of Paragraph 2.2 (Lessor's warranty as to condition). 2.3 (Lessor's warranty as to compliance with covenants, etc).

7.2 (Lessor's obligations to repair), 9 (damage and destruction), and 14 (condemnation). Lessee shall, at Lessee's sole cost and expense ?????, keep the Premises and every part thereof in good order, condition and repair, structural and non-structural (whether or not such portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system, including fire alarm and/or smoke detection systems and equipment, fire hydrants, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, about, or adjacent to the Premises, Lessee shall not cause or permit "(with respect to any spill or release of Hazardous Substances permitted by Lessee. Lessee shall only be liable as provided in this Paragraph 7.2 to the extent Lessee voluntarily and affirmatively permits such spill or release)" any Hazardous Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance and/or storage tank brought onto the Premises by or for Lessee or under its control, Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. If Lessee occupies the Premises for seven (7) years or more, Lessor may require Lessee to repaint the exterior of the buildings on the Premises as reasonably required, but not more frequently than once every seven (7) years.

      (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in, the inspection, maintenance and service of the following equipment and improvements, if any, located on the
Premises: (i) heating, air conditioning and ventilation equipment, (ii) boiler, fired or unfired pressure vessels, (iii) fire sprinkler and/or standpipe and hose or other automatic fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drain maintenance and (vi) asphalt and parking lot maintenance.

  7.2 Lessor's Obligations. Except for the warranties and agreements of Lessor contained in Paragraphs 2.2 (relating to condition of the Premises), 2.3 (relating to compliance with covenants, restrictions and building code), 9 (relating to destruction of the Premises) and 14 (relating to condemnation of the Premises), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, the improvements located thereon, or the equipment therein, whether structural or non structural, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises. Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with respect to, or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of any needed repairs.

  7.3 UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

      (a) Definitions; Consent Required. The term "Utility Installations" is used in this Lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements on the Premises from that which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "Lessee Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by lessee that are not yet owned by Lessor as defined in Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Alterations and Utility Installations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during the term of this Lease as extended does not exceed $100,000.00.

      (b) Consent. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon, and
(iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $10,000 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor under Paragraph 36 hereof.

      (c) Indemnification. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law.
If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorney's fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

  7.4 OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

      (a) Ownership. Subject to Lessor's right to require their removal or become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Additions made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises.

      (b) Surrender/Restoration. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified in writing by Lessor, the Premises, as surrendered, shall include the Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Alterations and/or Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Law and/or good service practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8. INSURANCE; INDEMNITY.

  8.1 Payment For Insurance. Lessee is the Insuring Party, and Lessee shall pay for all insurance required under this Paragraph 8. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice for any amount due.

  8.2 LIABILITY INSURANCE.

      (a) Carried by Lessee. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee and Lessor (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured--Managers or Lessors of Premises" Endorsement and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor,* whose insurance shall be considered excess insurance only.

------------
* (at Lessor's sole cost and expense)

   8.3 Property Insurance - Building, Improvements and Rental Value.

      (a) Building and Improvements. The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor and Lessee with loss payable to Lessor, Lessee and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lender(s)"), insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender) "and, if so required by a lender, Lessor shall have used its best efforts to negotiate with such lender not to require such flood and/or earthquake insurance" including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $75,000 per occurrence and Lessee shall be liable for such deductible amount in the event of an Insured Loss, as defined in Paragraph 9.1(c).

      (b) Rental Value. The Insuring Party shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and Lender(s). Insuring the loss of the full rental and other charges payable by Lessee to Lessor under this Lease for one
(1) year (including all real estate taxes, insurance costs, and any scheduled rental increases). Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, property taxes, insurance premium costs and other expenses, if any, otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

      (d) Tenant's Improvements. The policy carried by Lessee under this Paragraph 8.3 shall insure Lessee Owned Alterations and Utility Installations.

   8.4 Lessee's Property Insurance. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property. Lessee Owned Alternations and Utility Installation in, on, or about the Premises similar in coverage to that carried by the Insuring Party under Paragraph 8.3. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $75,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property or the restoration of Lessee Owned Alterations and Utility Installations. Lessee shall be the Insuring Party with respect to the insurance required by this Paragraph 8.4 and shall provide Lessor with written evidence that such insurance is in force.

   8.5 Insurance Policies. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. Lessee shall cause to be delivered to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with the insureds and loss payable clauses as required by this Lease. No such policy shall be cancellable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. If the Insuring Party shall fail to procure and maintain the insurance required to be carried by the Insuring Party under this Paragraph 8, the other Party may, but shall not be required to, procure and maintain the same, but at Lessee's expense.

   8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor ("Waiving Party") each hereby release and relieve the other and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waiving Party's property arising out of or incident to the perils required to be insured against under Paragraph
8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto.

   8.7 Indemnity. Except for Lessor's breach of this lease, negligence and/or breach of express warranties, Lessee shall indemnity, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorney's and consultant's fees, expenses and/or liabilities arising out of, involving, or in dealing with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment, and whether well founded or not. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

   8.8 Exemption of Lessor from Liability. "Except for the gross negligence or intentional misconduct of Lessor and its officers, directors, employees, agents, contractors and representatives," Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee. Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding either party's negligence or breach of this Lease neither party shall under any circumstances be liable for injury to the other party's business or for any loss of income or profit therefrom.

9. Damage or Destruction.

   9.1 Definitions.

      (a) "Premises Partial Damage" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than 50% of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alternations and Utility Installations.

      (b) "Premises Total Destruction" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations the repair cost of which damage or destruction is 50% or more of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

      (c) "Insured Loss" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

      (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction of depreciation.

      (e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

   9.2 Partial Damage--Insured Loss. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make the insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force Lessee shall on; the insurance proceeds are not sufficient to effect such repair, the Lessor shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, the shortage in proceeds was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides, Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect if Lessor does not receive such funds or assurance within said period. Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If in such case Lessor does not so elect, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph
9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either party.

  9.3 Partial Damage--Uninsured Loss. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option, either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Lessee does not give such notice an provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date of such damage.

  9.4 Total Destruction. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 8.6.

  9.5 Damage Near End of Term. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one
(1) month's Base Rent, whether or not an Insured Loss, Lessor or Lessee may, at its option, terminate this Lease the date of occurrence of such damage by giving written notice to the other Party of its election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, within twenty (20) days following the occurrence of the damage, or before the expiration of the time provided in such option for its exercise, whichever is earlier ("Exercise Period"), (i) exercising such option and (ii) "if the damage is caused by a loss that is not an Insured Loss," providing Lessor with proceeds (or adequate assurance thereof) needed to make the repairs. If Lessee duly exercises such option during said Exercise Period and provides Lessor with funds for adequate assurance thereof) needed to make the repairs. If Lessee duly exercises such option during said Exercise Period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during said Exercise Period, then either party may at its option terminate this Lease as of the occurrence of such damage by giving written notice to the other party of its election to do so within ten (10) days after the expiration of the Exercise Period, notwithstanding any term or provision in the grant of option to the contrary.

  9.6 ABATEMENT OF RENT; LESSEE'S REMEDIES.

      (a) In the event of damage described in Paragraph 9.2 (Partial Damage--Insured), "or Paragraph 9.3 (Partial Damage--Uninsured Loss)," whether or not Lessor or Lessee repairs or restores the Premises, the Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or the restoration continues (not to exceed the period for which rental value insurance is required under Paragraph 8.3(b)), shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such repair or restoration ", except to the extent caused by the acts or omissions of Lessor or its officers, directors, employees, agents, contractors and representatives."

      (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue "and diligently continue making such repairs or restoration," Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice if Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect "Commence" as used in this Paragraph shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

  9.7 Hazardous Substance Conditions. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Law and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), then either (i) Lessee may investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds the twelve (12) times the then monthly Base Rent or $100,000, whichever is greater "then either Lessor or Lessee may" give written notice within thirty (30) days after receipt by it of knowledge of the occurrence of such Hazardous Substance Condition of its desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the investigation and remediation of such Hazardous Substance Condition totally at Lessee's expense and without reimbursement from Lessor except to the extent of an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible and the required funds are available if Lessee does not give such notice and provide the required funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination. If a Hazardous Substance Condition occurs for which Lessee is not legally responsible, there shall be abatement of Lessee's obligations under this Lease to the same extent as provided in Paragraph 9.6(a) for a period of not to exceed twelve (12) months.

  9.8 Termination--Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

  9.9 Waive Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10. REAL PROPERTY TAXES.

  10.1 (a) Payment of Taxes. Lessee shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Premises during the term of this Lease. Subject to Paragraph 10.1(b), all such payments shall be made prior to the delinquency date of the applicable installment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes to be paid by Lessee shall cover any period of time prior to or after the expiration or earlier termination of the term hereof. Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year, this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment after such proration, if Lessee shall fail to pay any Real Property Taxes required by this Lease to be paid by Lessee, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

  10.2 Definition of "Real Property Taxes." As used herein, the term "Real Property Taxes" shall include any form of real estate or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part. Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in applicable law taking effect, during the term of this Lease, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties"; provided, however, that in no event shall Lessee be obligated for any increase in Real Property Taxes caused by a change in ownership of the Premises or the improvements thereon, or the construction of new improvements or the alteration of existing improvements (except to the extent done by or for the benefit of Lessee."

  10.3 Joint Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

          10.4 PERSONAL PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Leasee's property or, at Lessor's option, as provided in Paragraph 10.1(b).

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered with other premises.

12.  ASSIGNMENT AND SUBLETTING.

     12.1 LESSOR'S CONSENT REQUIRED.
          (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively "assignment") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

          (b) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and injunctive relief.

     12.2 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.
          (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.
          (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.
          (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee.
However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or sublease.
          (d) In the event of any Default or Breach of Lessee's obligations under this Lease, Lessor may proceed directly against Lessee, any Guarantors or any one else responsible for the performance of the Lessee's obligations under this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.
          (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $500, as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.
          (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:
          (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.
          (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease, provided, however, Lessor shall not be liable for any prepaid rents or security deposits paid by such sublessee to such sublessor or for any other prior Defaults or Breaches of such sublessor under such sublease.
          (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.
          (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.
          (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.       DEFAULT; BREACH; REMEDIES.

          13.1 DEFAULT; BREACH. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said Default. A "Default" is defined as a failure by the Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach"



                                    PAGE 6
is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, shall entitle Lessor to pursue the remedies set forth in Paragraphs
13.2 and/or 13.3.
          (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent or any other monetary payment required to be made by Lessee hereunder, whether to Lessor or to a third party, as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surely bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property where such failure continues for a period of three
(3) days following written notice thereof by or on behalf of Lessor to Lessee.
          (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Law per Paragraph 6.6, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the recission of an unauthorized assignment or subletting per Paragraph 12.1(b), (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30,
(vi) the execution of any document requested under Paragraph 42 (assements), or
(viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.
          (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, that are to be observed, complied with or performed by Lessee, other than those described in subparagraphs (a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.
          (e) The occurrence of any of the following events: (i) The making by lessee of any general arrangement or assignment for the benefit of creditors;
(ii) Lessee's becoming a "debtor" as defined in 11 U.S.C. (S) 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.
          (f) The discovery by Lessor that any financial statement given to Lessor by Lessee or any Guarantor of Lessee's obligations hereunder was materially false.

13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice). Lessor may at its option (but without obligation to do so), perform such duly or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:
          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Promises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and that portion of the leasing commission paid by Lessor applicable to the unexpired terms of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraphs 13.1(b), (c), or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1(b), (c) or (d). In such case, the applicable grace period under subparagraphs 13.1(b), (c) or (d) and under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.
          (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and abandonment and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. See Paragraphs 12 and 35 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.
          (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.
          (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee or Lessor from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof.

   13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waive of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder in the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

   13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5 a reasonable time shall in no event be less than thirty (3) days after receipt by Lessor, and by the holders of any ground lease, mortgage or deed of trust covering the Premises whose name and address shall have been furnished Lessor in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed, provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for is performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes.

title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the land area not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises. A reduction of Base Rent shall also occur if the only portion of the Premises taken is land on which there is no building to the extent Lessee's parking or access for the Premises is reduced. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures, and provided further that in the event a portion of the Premises is taken, then Lessee shall be entitled to the portion of Lessor's award calculated by multiplying the percentage of the Premises taken by the unamortized portion of Lessee's $1,000,000 contribution to the Lessor Improvements (such $1,000,000 will be amortized over a ten (10) year period). In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation, except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

16.  TENANCY STATEMENT.

     16.1 Each Party (as "Responding Party") shall within ten (10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "Tenancy Statement" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

     16.2 If Lessor desires to finance, refinance, or sell the Premises, any part thereof, or the building of which the Premises are a part, Lessee shall deliver to any potential lender or purchaser designated by Lessor such regularly prepared financial statements of Lessee as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due at the rate of 12% per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for the Paragraph 13.4.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.

23.  NOTICES.

     23.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

     23.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any preceding Default or Breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease.

                                                              Initials  BCE
                                                                        ------
NET                               PAGE 8                                ^^
                                                                        ------

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.  SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

     30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty (30) days following receipt of such notice for the cure of said default before invoking any remedies Lessee may have by reason thereof. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

     30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

     30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "NON-DISTURBANCE AGREEMENT") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Lessor represents to Lessee that there are no lenders or ground lessors which have rights in the Premises.

     30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. ATTORNEY'S FEES. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) or Broker in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorney's fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times upon one (1) business day's prior notice for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee, except for any damage to Lessee's property or employees, or to the Premises.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the Premises, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof and the right to install, and all revenues from the installation of, such advertising signs on the Premises, including the roof, as do not unreasonably interfere with the conduct of Lessee's business.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's elective to have such event constitute the termination of such interest.

36.  CONSENTS.

     (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' or other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, practice or storage tank, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. Subject to Paragraph 12.2(e) (applicable to assignment or subletting). Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Except as otherwise provided, any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgement that no Default or Breach by Lessee of this Lease exists, nor shall such consent by deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

     (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

[37.  Text Deleted]

38. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39.  OPTIONS.

     39.1 DEFINITION. As used in this Paragraph 39 the word "OPTION" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

     39.2 OPTIONS NOT PERSONAL TO ORIGINAL LESSEE. Each Option granted to Lessee in this Lease may be voluntarily or involuntarily assigned or exercised by any person or entity other than the original Lessee. The Options, if any, herein granted to Lessee are not assignable, separately or apart from this Lease and no Option may be separated from this Lease in any manner, by reservation or otherwise.

                                                                 Initials BCE??
                                                                          -----
                                                                             ??
                                                                          -----


NET                                  PAGE 9
prior Options to extend or renew this Lease have been validly exercised.

     39.4 EFFECT OF DEFAULT ON OPTIONS.

          (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in breach of this Lease, or (iv) in the event that Lessor has given to Lessee three (3) or more notices of Default under Paragraph 13.1 whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

          (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

          (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of Default under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40. MULTIPLE BUILDINGS. If the Premises are part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of such other buildings and their invitees, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, mapes and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount of sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such Multiple Parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.




LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO, THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

     IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR
     SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER(S) OR THEIR AGENTS OR EMPLOYEES AT TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place on the dates specified above to their respective signatures.

Executed at Irvine, CA                          Executed at Irvine, CA
           ----------------------------------              ----------------------------------
on July 16, 1996                                on July 16, 1996
  -------------------------------------------     -------------------------------------------

by LESSOR:                                      by LESSEE:

CNH, LLC, a California limited liability        Powerwave Technologies, Inc.,
---------------------------------------------   ---------------------------------------------
company                                         a Delaware corporation
---------------------------------------------   ---------------------------------------------

By /s/ Alfonso G. Cordero                       By /s/ Bruce Edwards
  -------------------------------------------     -------------------------------------------
Name Printed: Alfonso G. Cordero                Name Printed: Bruce Edwards
             --------------------------------                --------------------------------
Title: Managing Partner                         Title: Chief Executive Officer
      ---------------------------------------         ---------------------------------------

By                                              By /s/ Kevin T. Michaels
  -------------------------------------------     -------------------------------------------
Name Printed:                                   Name Printed: Kevin T. Michaels
             --------------------------------                --------------------------------
Title:                                          Title: Chief Financial Officer
      ---------------------------------------         ---------------------------------------
Address:  2026 McGaw Avenue                     Address:  2026 McGaw Avenue
        -------------------------------------           -------------------------------------
          Irvine, CA  92714                               Irvine, CA  92714
---------------------------------------------   ---------------------------------------------
Tel. No. (___)_________Fax No. (___)_________   Tel. No. (___)_________Fax No. (___)_________

NET                                   PAGE 10

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: American Industrial Real Estate Association, 345 South Figueroa Street, Suite M-1, Los Angeles, CA 90071. (213) 687-8777. Fax. No. (213) 687-8616.

     (C) Copyright 1990--By American Industrial Real Estate Association.
                             All rights reserved.
  No part of these works may be reproduced in any form without permission in
                                    writing.                  FORM 204N-R-12/91

                  ADDENDUM TO STANDARD INDUSTRIAL/COMMERCIAL
                          SINGLE-TENANT LEASE -- NET
                         DATED JULY 1, 1996 ("LEASE")
                      BY AND BETWEEN CNH, LLC ("LESSOR")
                  AND POWERWAVE TECHNOLOGIES, INC. ("LESSEE")


     Sections 49 through 64 are hereby incorporated into the Lease and made a part thereof as though fully set forth at length therein. To the extent any of the provisions of Sections 49 through 64 of this Lease, or any of the riders attached to this Lease, conflict with any pre-printed portions of this Lease, the provisions of Sections 49 through 64 of this Lease and the riders attached thereto shall control.

49.  Basic Rent Adjustment.  The Basic Rent will be increased on the first day
     ---------------------
of each year of the term commencing July 1, 1998 (an "Adjustment Date") to reflect any increases in the U.S. Department of Labor, Bureau of Labor Statistics, Consumer Price Index, All Urban Consumers, All Items (1982 - 84 =
100), Los Angeles - Anaheim - Riverside Area (the "Index") in accordance with the following:

     The increased Basic Rent to become effective on any Adjustment Date will be determined by multiplying the Basic Rent in effect immediately prior to the Adjustment Date by a fraction, the numerator of which is the most recently published Index prior to the Adjustment Date and the denominator of which is the most recently published Index prior to the Commencement Date or the last prior Adjustment Date, as the case may be; provided, however, that the percentage increase in the Basic Rent on any Adjustment Date will not be greater than six percent (6%) or less than three percent (3%) of the Basic Rent in effect immediately prior to such Adjustment Date.

     If the Index is discontinued or revised, or is published less frequently than is the practice as of the date hereof, then Lessor may adopt a reasonable substitute index or procedure which reasonably reflects consumer prices.

50.  Tenant Allowance.  On or before the Commencement Date, Lessor shall, at its
     ----------------
sole cost and expense (except as provided in this Paragraph), construct such improvements to the Premises as previously agreed to by the parties (the "Lessor Improvements"). Upon execution of this Lease, Lessee shall pay to Lessor the sum of $1,000,000 constituting Lessee's total contribution for the Lessor Improvements.

51.  Option to Purchase.  Lessor hereby grants to Lessee an option to purchase
     ------------------
"Lessee's Parcel" (as hereinafter defined in Section 61) ("Option"), on the following terms and conditions:

     (a) The Option may be exercised by written notice to Lessor at any time during the term of this Lease after the Land has been subdivided pursuant to Section 61 but not later than ninety (90) days prior to the end of the term of this Lease ("Option Period").

     (b) The provisions of Paragraph 39, including the provision relating to default of Lessee set forth in Paragraph 39.4 of this Lease, are conditions of this Option.

     (c) The purchase price to be paid by Lessee to Lessor for the Lessee's Parcel ("Purchase Price") shall be the fair market value of the Lessee's Parcel as of the date of the exercise of the Option. The Purchase Price will be determined by appraisal. Within five (5) days after the date of the exercise of the Option, Lessor and Lessee will attempt to agree on a single MAI appraiser with at least ten years experience in appraising industrial properties in Irvine, California (a "Qualified Appraiser"). If the parties are unable to agree on a single Qualified Appraiser within such five (5) day period, each party will appoint a Qualified Appraiser to determine the fair market value of the Lessee's Parcel. Each such Qualified Appraiser will submit its determination of fair market value to both parties within twenty (20) days after his or her selection. If the difference between the two determinations is ten percent (10%) or less of the higher of the two determinations, then the average between the two determinations will establish the fair market value. If the difference between the two Qualified Appraisers' determinations is greater than ten percent (10%) then, within five (5) days of the date the second determination is submitted to the parties, the two Qualified Appraisers will designate a third Qualified Appraiser. The sole responsibility of the third Qualified Appraiser will be to determine which of the determinations made by the first two Qualified Appraisers is most accurate. The third Qualified Appraiser has no right to propose a middle ground or any modification of either of the determinations made by the first two Qualified Appraisers. The third Qualified Appraiser's choice will be submitted to the parties within twenty (20) days after his or her selection. Such determination will bind both of the parties and will establish the Purchase Price. If a single Qualified Appraiser is selected, each party will pay one-half of the fees and expenses of such Qualified Appraiser. Otherwise, each party will pay the fees and expenses of the Qualified Appraiser selected by it and one-half of the fees and expenses of the third Qualified Appraiser.

     (d) Within ten (10) days of the date the Option is exercised, Lessor and Lessee shall open an escrow at a mutually agreeable escrow company and escrow holder shall prepare escrow instructions on the normal and usual escrow forms then used by such escrow holder, as follows:

          (i) The Purchase Price shall be as established pursuant to subparagraph (c) above.

          (ii)  Escrow shall close on the date as established in subparagraph
                (e) below.

          (iii) Lessor shall convey to Lessee title to the Lessee's Parcel subject only to (A) any mortgages or deeds of trust of record which Lessee elects to assume, in which event the outstanding balance of the debt that such instruments secure shall constitute a credit against the Purchase Price, and (B) all easements, encumbrances and restrictions of record set forth on
                Schedule 1 attached hereto and all other easements encumbrances
                ----------
                and restrictions either created or approved by Lessee. Any monetary liens and encumbrances, except those which Lessee elects to assume, shall be removed prior to close of escrow at the expense of Lessor.

          (iv)   Escrow fees and closing costs shall be shared equally.

          (v) Interest, if any, and rents will be prorated to the close of escrow.

          (vi) The cost of a standard title insurance policy to be issued to Lessee shall be paid by Lessor. If Lessee elects to have an extended coverage policy, the incremental cost therefor will be paid by Lessee.

          (vii)  All real estate transfer taxes shall be paid by Lessor.

     (e) If Lessee exercises the Option, the transfer of title to Lessee and the payment of the Purchase Price to Lessor shall occur within sixty
          (60) days after the date of exercise of and until that time the terms of this Lease shall remain in full force and effect.

52.  Memorandum of Lease.  The parties will execute and acknowledge, and cause
     -------------------
to be recorded in the Official Records of Orange County, a short form memorandum of this Lease in the form attached hereto as Exhibit C.
                                                        ---------

53.  Assignment and Subletting.  Lessor hereby consents to the sublease of
     -------------------------
approximately 27,360 square feet of the building on the Premises to Mead Instruments. Provided that Lessee also remains liable under this Lease, Lessee may, upon written notice to Lessor, but without obtaining Lessor's consent, without constituting a default under this Lease, and without triggering any recapture or termination rights in favor of Lessor, further assign this Lease or sublet all or any portion of the Premises to (i) any entity formed by Lessee, provided that Lessee owns or beneficially controls a majority of the outstanding ownership interest in such entity, (ii) any parent or subsidiary entity of Lessee, (iii) any person or entity that acquires all or substantially all of Lessee's assets, or (iv) any entity with which Lessee merges, regardless of whether Lessee is the surviving entity. In addition, an assignment or sublet shall not include, and Lessor's consent shall not be required for, any sale or other transfer of any shares of Lessee's capital stock, including but not limited to, (i) any initial or subsequent public offering by Lessee, or (ii) if Lessee is a public company, the sale or transfer of Lessee's stock to take Lessee private.

54.  Limitations on Lessee's Liability.  Unless caused by Lessee, Lessee shall
     ---------------------------------
not have any responsibility or liability for (i) violations of any Applicable Law relating to the Premises existing as of the Commencement Date, including, but not limited to, violations of any building codes, laws relating to Hazardous Substances, and the Americans with Disabilities Act of 1990, 42 U.S.C. (S) (S) 12101 et seq. and 47 U.S.C. (S) (S) 225 et seq. as amended from time to time, any any similar or successor federal, state, or local laws (collectively, the "ADA") (all of the foregoing laws are included within the term "Applicable Laws"), (ii) any Hazardous Substances present in, on, under or about any part of the Premises as of the Commencement Date or that were or are brought into, onto, about, or under any part of the Premises after the Commencement Date, except for Hazardous Substances brought onto the Premises by Lessee or Lessee's agents, employees, tenants, invitees or contractors, (iii) without limiting the generality of subparts (i) and (ii) above, the cleanup, remediation, or removal of any Hazardous Substances present in, on, under or about any part of the Premises as of the Commencement Date or that were or are brought into, onto, about, or under any part of the Premises after the Commencement Date, except for Hazardous Substances brought onto the Premises by Lessee or Lessee's agents, employees, tenants, invitees or contractors, or (iv) any condition existing as of the Commencement Date, including, but not limited to, any defect in the Premises.

55.  Lessor's Indemnity.  Lessor shall defend (with counsel reasonably
     ------------------
acceptable to Lessee), indemnify and hold harmless Lessee and its officers, directors, shareholders, subsidiaries, employees, agents and representatives from and against any and all claims, actions, lawsuits (including, but not limited to, governmental and third-party claims, actions and lawsuits), losses, harm, costs (including, but not limited to, court costs, cots of appeal, and cleanup, removal and remediation costs associated with any Hazardous Substances) liabilities, contribution claims, damages and expenses including, but not limited to, attorneys' fees and court costs, arising, whether before or after the expiration or earlier termination of this Lease, out of or in connection with (i) any act or omission of Lessor or Lessor's employees, agents, representatives, or contractors, (ii) any breach of this Lease by Lessor, (iii) Lessor's failure to remedy, as required by this Lease, the failure of the Premises, any buildings, structures or other improvements included therein (including, but not limited to, the Lessor Improvements), or any building systems included therein to be in good condition and repair, and in compliance with all Applicable Laws as of the Commencement Date, (iv) the existence of any underground or above-ground storage tank or surface impoundment located on or under any part of the Premises as of the Commencement Date, (v) the presence, release, discharge, spill, removal, remediation, use, storage, disposal, transportation or existence of any Hazardous Substances to, from, in, on, under or about any part of the Premises other than Hazardous Substances brought, or knowingly permitted to be brought (with a reasonable ability to stop such bringing), onto the Premises by Lessee or its employees, agents, tenants, invitees or representatives. Lessor's indemnity obligations set forth in this Paragraph shall survive the expiration or earlier termination of this Lease and the transfer of all or any portion of the Premises by Lessor.

56.  Amortization of Costs.  All costs and expenses incurred, by either Lessee
     ---------------------
directly or by Lessor that are reimbursed by Lessee pursuant to the terms of this Lease, for capital expenses whose useful life will exceed the then-remaining term of this Lease shall be defined as "Capital Expenses". Lessee and Lessor shall share such Capital Expenses such that Lessee shall only pay or reimburse Lessor for the portion of such Capital Expenses calculated by multiplying the Capital Expense by a fraction the numerator of which is the remaining term of the Lease as of the date of the Capital Expense and the denominator of which is the useful life of the item as of the date of the Capital Expense.

57.  Damage and Destruction.  If, within 180 days from receipt of all required
     ----------------------
building permits, Lessor does not make all repairs required by Paragraph 9 of this Lease and deliver possession of the Premises to Lessee in a condition reasonably acceptable to Lessee, then Lessee may terminate this Lease as of the date of the occurrence of the damage or destruction by giving Lessor written notice at any time up to 30 days after the expiration of said 120 day period. Lessor shall proceed diligently and in good faith to obtain all required building permits and to repair the Premises.

58.  Alterations.  Lessor hereby agrees that in no event shall Lessee be
     -----------
obligated to remove the Lessor Improvements or any of the alterations, improvements or additions being made to the Premises by Lessee in connection with Lessee's initial occupancy of the Premises, if any (collectively, "Tenant's Initial Alterations") upon expiration or earlier termination of this Lease. Lessor also agrees that Lessee may, at Lessee's election, remove all or any of Tenant's Initial

Alterations at any time prior to the expiration or earlier termination of this Lease. As to future Alterations and Utility Installations made to the Premises by Lessee, Lessee shall only be obligated to remove such Alterations or Utility Installations if Lessor, at the time Lessor grants its consent therefor, states in writing that they must be removed upon expiration or earlier termination of this Lease. For Alterations and Utility Installations for which Lessor's consent is not required by the terms of this Lease, Lessor may require Lessee to remove such Alterations and Utility Installations upon expiration or earlier termination of this Lease; provided, however, Lessee may at any time ask for a written statement from Lessor stating whether or not such Alterations and Utility Installations must be removed upon expiration or earlier termination of this Lease and Lessee shall not be required to remove such Alterations and Utility Installations for which Lessor states in such written notice that removal will not be required. Lessee may, at Lessee's election, upon expiration or earlier termination of this Lease, remove all Alterations, Utility Installations and Trade Fixtures installed in the Premises by Lessee; provided, however, that as to Alterations and Utility Installations, unless Lessor informs Lessee in writing prior to the time Lessee makes any Alteration or Utility Installations that Lessee may remove them upon expiration or earlier termination of the Lease, then Lessee shall have no right to remove such Alterations or Utility Installations upon expiration or earlier termination of the Lease. All Alterations and Utility Installations not removed by Lessee upon expiration or earlier termination of this Lease shall become Lessor's property.

59.  Inspection.  At any time within sixty (60) days after the date Lessee takes
     ----------
possession of the Premises, Lessee or Lessee's employees, agents, inspectors or contractors shall inspect the Premises for defects and violations of Applicable Law, and shall make a punchlist of items needing corrective action. If Lessor does not make the corrective actions and repair the items on Lessee's punchlist to Lessee's reasonable satisfaction within thirty (30) days of Lessor's receipt of Lessee's punchlist, Lessee shall have the right, at Lessee's election, to either (i) terminate this Lease, or (ii) take the corrective actions or make the necessary repairs and Lessor will be liable for the cost thereof. To the extent Lessee does not include, in any punchlist given to Lessor within said sixty (60) day period, any patent defect or violation of Applicable Law, neither Lessor nor Lessee shall have any liability for such defect or violation. As to any latent defects or violations of Applicable Law not discovered by Lessee during its inspection done pursuant to this Paragraph, Lessor shall, within thirty (30) days of Lessor's receipt of Lessee's punchlist describing such latent defects, which may be given by Lessee at any time during the term of this Lease, as extended, correct and repair such latent defects to Lessee's reasonable satisfaction. If Lessor does not correct and repair such latent defects as required by this Paragraph, then Lessee shall have the right, at Lessee's election, to either (i) terminate this Lease, but only if such latent defect is material, or (ii) take the corrective actions or make the necessary repairs and to deduct the cost of said actions and repairs from the Base Rent.

60.  Parking.  Lessee shall have the unrestricted right to use all parking
     -------
spaces included within the Premises and may designate or reserve any such spaces for particular uses or persons.

61.  Subdivision of Land.
     -------------------

     (a) With reference to Paragraph 1.2, the land underlying the 105,120 square foot free standing industrial building and described on Exhibit B consists of approximately 7.9 acres (the "Land"). Lessor intends to divide the Land into two legal parcels as more particularly shown on Exhibit D attached hereto. Lessor shall have the right to so subdivide the Land without Lessee's consent, but on thirty (30) days prior written notice to Lessee; provided, however, that upon such subdivision (i) the portion of the subdivided Land that contains the existing building as of the date of this Lease which is to be occupied by Lessee ("Lessee's Parcel") shall be no less than 5.3 acres, (ii) the remaining portion of the Land ("Lessor's Parcel") shall no longer be included within the definition of "Premises" for purposes of this Lease, and (iii) all obligations of Lessee and Lessor under this Lease shall apply only to Lessee's Parcel.

     (b) Prior to the subdivision of the Land, Lessee shall pay 100% of the real property taxes attributable to the improvements and 67% of the real property taxes attributable to the Land. Lessor shall pay 33% of the real property taxes attributable to the Land within ten (10) days of demand therefor from Lessee. There shall be no allocation between Lessor and Lessee prior to the subdivision for insurance and utilities. Following the subdivision, Lessor shall be solely responsible for taxes, insurance and utilities with respect to the Lessor's Parcel and Lessee shall be solely responsible for taxes, insurance and utilities with respect to the Lessee's Parcel.

     (c) The Premises are subject to that certain Declaration Establishing Easements and Maintenance Obligations, dated December 1, 1989, recorded in the Official Records of Orange County, California, as Document No. 89-654043, as amended. Lessor, as owner of Parcel 1 thereunder, and the owner of Parcels 2 and 6 thereunder, entered into that certain Agreement Re Easements dated January 23, 1996 and recorded in the Official Records of Orange County on January 30, 1996, as Document No. 19660044103. Lessor agrees that, both before and after the subdivision, Lessor shall be solely responsible for any and all costs that may be charged to the Land pursuant to such documents.

     (d) When the Land is subdivided, the Lessor's Parcel and the Lessee's Parcel will share a common access to the Land from McGaw Avenue as shown on Exhibit D. Lessee agrees to cooperate (at Lessor's sole cost and expense) as may be reasonably required to effect the subdivision of the Land, including, without limitation, the execution of a reciprocal access agreement, as may be required with respect to the common driveway, and an amendment to the Memorandum of Lease to substitute the legal description of Lessee's Parcel for the legal description of the Premises.

     (e) Prior to the subdivision of the Land, Lessee shall have no right to use the Lessor's Parcel for purposes other than parking of vehicles without Lessor's prior written consent, which shall not be unreasonably withheld or delayed.

62.  Lessee's Indemnities.  All of Lessee's indemnity obligations set forth in
     --------------------
the Lease shall include a defense obligation with counsel reasonably acceptable to Lessor.


AGREED AND ACCEPTED:

LESSOR:                                    LESSEE:

CNH, LLC,                                  POWERWAVE TECHNOLOGIES, INC.,
a California limited liability             a Delaware corporation
company

By: /s/ Alfonso G. Cordero                 By: /s/ Bruce Edwards
    --------------------------------           --------------------------------

Name: Alfonso G. Cordero                   Name: Bruce Edwards
      ------------------------------             ------------------------------

Title: Managing Partner                    Title: Chief Executive Officer
       -----------------------------              -----------------------------


                                           By: /s/ Kevin T. Michaels
                                               --------------------------------

                                           Name: Kevin T. Michaels
                                                 ------------------------------

                                           Title: Chief Financial Officer
                                                  -----------------------------

                                  SCHEDULE 1

                          [TO BE INSERTED BY LESSOR]

                                   EXHIBIT A

                              DRAWING OF PREMISES
                              -------------------

                          [TO BE INSERTED BY LESSOR]

                                   EXHIBIT B

                               LEGAL DESCRIPTION
                               -----------------


Parcel 1 in City of Irvine, County of Orange, State of California as shown on a map filed in book 111, page 33 and 34 of Parcel Maps, in the office of the County Recorder of said County.

EXCEPT all oil, oil rights, minerals, mineral rights, natural gas rights, and other hydrocarbons by whatsoever name known, that may be within or under the Parcel of land hereinabove described, together with the perpetual right of drilling, mining, exploring and operating therefor and storing in and removing the same from said land or any other land, including the right to whipstock or directionally drill and mine from lands other than those hereinabove described, oil or gas wells, tunnels and shafts into, through or across the subsurface of the land hereinabove described, and to bottom such whipstocked or directionally drilled wells, tunnels and shafts under and beneath or beyond the exterior limits thereof, and to redrill, retunnel, equip, maintain, and repair, deepen, and operate any such wells or mines without, however, the right to drill, mine, store, explore and operate through the surface or the upper 500 feet of the subsurface of the land hereinabove described, as reserved in the deed from Irvine Industrial Complex, a corporation, recorded September 6, 1972, in book 10311, page 928, Official Records.

                                   EXHIBIT C

                          FORM OF MEMORANDUM OF LEASE
                          ---------------------------


RECORDING REQUESTED BY              )
AND WHEN RECORDED                   )
MAIL TO:                            )
                                    )
PAUL, HASTINGS,                     )
JANOFSKY & WALKER                   )
695 Town Center Drive               )
Seventeenth Floor                   )
Costs Mesa, CA 92626-1924           )
Attn:  Janet Toll Davidson, Esq.    )

________________________________________________________________________________
                                        [Space above for recorder.]


                              MEMORANDUM OF LEASE

     This Memorandum of Lease, dated as of July 1, 1996, is entered into by and between CNH, LLC, a California limited liability company ("Lessor") and POWERWAVE TECHNOLOGIES, INC., a Delaware corporation ("Lessee").

                                  WITNESSETH:

     Lessor and Lessee have entered into a Standard Industrial/Commercial Single-Tenant Lease -- Net (the "Lease") dated July 1, 1996 whereby Lessor has leased to Lessee certain "Premises" described in the Lease located at 2026 McGaw Avenue in the City of Irvine, County of Orange, State of California, the legal description of which is set forth on Exhibit "A" attached hereto (the "Property"). The Lease contains provisions and rights, some of which are as follows:

     1.   Term.  The term of the Lease is for a period of ten (10) years
          ----
commencing on July 16, 1996. The term of the Lease is subject to early termination upon the occurrence of certain events as set forth in the Lease.

     2.   Option to Purchase.  The Lease grants to Lessee an option to purchase
          ------------------
a portion of the Property pursuant to the terms set forth in the Lease.

     3.   Successors.  The covenants, conditions and agreements made and entered
          ----------
into by the parties hereto shall be binding upon and inure to the benefit of their respective representatives, successors and assigns.

     4.   Incorporation of Lease.  All terms and condition of the Lease are
          ----------------------
hereby incorporated herein by reference as if fully set forth herein.

     5.   Conflicts with Lease.  This Memorandum of Lease is solely for notice
          --------------------
and recording purposes and shall not be construed to alter, modify, expand, diminish or supplement the provisions of the Lease. In the event of any inconsistencies between the provisions of this Memorandum of Lease and the provisions of the Lease, the provisions of the Lease shall govern.

     IN WITNESS WHEREOF, the Memorandum of Lease has been duly executed by the parties hereto on the day and year first above written.

                                       Lessor:

                                       CNH, LLC,
                                       a California limited liability company


                                       By:_____________________________________
                                                   Alfonso G. Cordero


                                       Lessee:

                                       POWERWAVE TECHNOLOGIES, INC.,
                                       a Delaware corporation


                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________



                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

RECORDING REQUESTED BY              )
AND WHEN RECORDED                   )
MAIL TO:                            )
                                    )
PAUL, HASTINGS,                     )
JANOFSKY & WALKER                   )
695 Town Center Drive               )
Seventeenth Floor                   )
Costs Mesa, CA 92626-1924           )
Attn:  Janet Toll Davidson, Esq.    )

________________________________________________________________________________
                                        [Space above for recorder.]


                              MEMORANDUM OF LEASE

     This Memorandum of Lease, dated as of July 1, 1996, is entered into by and between CNH, LLC, a California limited liability company ("Lessor") and POWERWAVE TECHNOLOGIES, INC., a Delaware corporation ("Lessee").

                                  WITNESSETH:

     Lessor and Lessee have entered into a Standard Industrial/Commercial Single-Tenant Lease -- Net (the "Lease") dated July 1, 1996 whereby Lessor has leased to Lessee certain "Premises" described in the Lease located at 2026 McGaw Avenue in the City of Irvine, County of Orange, State of California, the legal description of which is set forth on Exhibit "A" attached hereto (the "Property"). The Lease contains provisions and rights, some of which are as follows:

     1.   Term.  The term of the Lease is for a period of ten (10) years
          ----
commencing on July 16, 1996. The term of the Lease is subject to early termination upon the occurrence of certain events as set forth in the Lease.

     2.   Option to Purchase.  The Lease grants to Lessee an option to purchase
          ------------------
a portion of the Property pursuant to the terms set forth in the Lease.

     3.   Successors.  The covenants, conditions and agreements made and entered
          ----------
into by the parties hereto shall be binding upon and inure to the benefit of their respective representatives, successors and assigns.

     4.   Incorporation of Lease.  All terms and condition of the Lease are
          ----------------------
hereby incorporated herein by reference as if fully set forth herein.

     5.   Conflicts with Lease.  This Memorandum of Lease is solely for notice
          --------------------
and recording purposes and shall not be construed to alter, modify, expand, diminish or supplement the provisions of the Lease. In the event of any inconsistencies between the provisions of this Memorandum of Lease and the provisions of the Lease, the provisions of the Lease shall govern.

     IN WITNESS WHEREOF, the Memorandum of Lease has been duly executed by the parties hereto on the day and year first above written.

                                       Lessor:

                                       CNH, LLC,
                                       a California limited liability company


                                       By:     /s/ Alfonso G. Cordero
                                          -----------------------------------
                                                   Alfonso G. Cordero


                                       Lessee:

                                       POWERWAVE TECHNOLOGIES, INC.,
                                       a Delaware corporation


                                       By:  /s/ Bruce Edwards
                                          -----------------------------------

                                       Name:    Bruce Edwards
                                            ---------------------------------

                                       Title:   Chief Executive Officer
                                             --------------------------------



                                       By:   /s/ Kevin T. Michaels
                                          -----------------------------------

                                       Name:     Kevin T. Michaels
                                            ---------------------------------

                                       Title:    Chief Financial Officer
                                             --------------------------------

                                   EXHIBIT A

                               LEGAL DESCRIPTION
                               -----------------


Parcel 1 in the City of Irvine, County of Orange, State of California as shown on a map filed in book 111, page 33 and 34 of Parcel Maps, in the office of the
                        County Recorder of said County.

EXCEPT all oil, oil rights, minerals, mineral rights, natural gas rights, and other hydrocarbons by whatsoever name known, that may be within or under the Parcel of land hereinabove described, together with the perpetual right of drilling, mining, exploring and operating therefor and storing in and removing the same from said land or any other land, including the right to whipstock or directionally drill and mine from lands other than those hereinabove described, oil or gas wells, tunnels and shafts into, through or across the subsurface of the land hereinabove described, and to bottom such whipstocked or directionally drilled wells, tunnels and shafts under and beneath or beyond the exterior limits thereof, and to redrill, retunnel, equip, maintain, repair, deepen, and operate any such wells or mines without, however, the right to drill, mine, store, explore and operate through the surface or the upper 500 feet of the subsurface of the land hereinabove described, as reserved in the deed from Irvine Industrial Complex, a corporation, recorded September 6, 1972, in book 10311, page 928, Official Records.